STOCK PURCHASE AGREEMENT


            This Stock Purchase Agreement (the "Agreement"), dated as of May 19, 1999, is made among Molex Incorporated, a Delaware corporation ("Purchaser"), Lumenon Innovative Lightwave Technology, Inc., a Delaware corporation (the "Company"), and Lilt Canada Inc., a Canadian company ("Subsidiary").

                                 R E C I T A L S
                                 ---------------

            1. The Subsidiary has developed and acquired technical knowledge and valuable expertise in development and design of integrated optical waveguide.

            2. Purchaser and the Company have entered into that certain Teaming Agreement dated as of the date hereof pursuant to which the parties shall develop jointly products for the DWDM (the "Teaming Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Teaming Agreement.

            3. Each of the stockholders listed on Schedule 2.5 legally and beneficially owns the shares of the Company's common stock, $.01 value (the "Common Stock"), set forth opposite such Stockholder's name on Schedule 2.5 attached hereto under the caption "Number of Shares of Common Stock Owned."

            4. The Company desires to sell to Purchaser, and Purchaser desires to purchase from the Company, 3,000,000 shares of Common Stock ("New Shares") for the cash purchase price of $1,500,000.

            5. In consideration for Purchaser fulfilling its obligations pursuant to the Teaming Agreement, the Company desires to grant to Purchaser the right to acquire, and Purchaser desires to receive from the Company the right to acquire, 5,800,000 shares of Common Stock on the terms set forth in that certain Services Common Stock Purchase Warrant dated as of the date hereof (the "Services Common Stock Purchase Warrant").

            6. In further consideration for the Purchaser fulfilling its obligations pursuant to the Teaming Agreement and for entering into this Agreement, the Company desires to grant to Purchaser the right to purchase up to an additional 1,667,667 shares of Common Stock on the terms set forth in that certain Cash Common Stock Purchase Warrant dated as of the date hereof (the "Cash Common Stock Purchase Warrant").

            7. Purchaser's acquisition of the New Shares and Purchaser's exercise of all the shares of Common Stock issuable under the Services Common Stock Purchase Warrant will result in Purchaser owning approximately 28.6% (fully-diluted to include all options and warrants pursuant to which Common Stock may be issued except the Cash Common Stock Purchase Warrant) of the outstanding Common Stock as of the date hereof.

                                   AGREEMENTS
                                   ----------

            NOW, THEREFORE, in consideration of the recitals (which are deemed to be a part of this Agreement), mutual covenants, representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



                           PURCHASE AND SALE OF SHARES

            Agreement to Purchase and Sell. Subject to the satisfaction of the closing conditions set forth in Section 1.4A, on the date of the First Closing (as such term is defined below), the Company shall issue and sell 50% of the New Shares to Purchaser or its designees and Purchaser or its designees shall purchase 50% of the New Shares from the Company. Subject to the closing conditions set forth in Section 1.4B and subject to Section 1.6, on the date of the Second Closing (as such term is defined below), the Company shall issue and sell 50% of the New Shares to Purchaser or its designee and Purchaser or its designee shall purchase 50% of the New Shares from the Company.

            Closing. The closings of the transactions contemplated by this Agreement shall take place at the offices of Sonnenschein Nath & Rosenthal, 8000 Sears Tower, Chicago, Illinois 60606, or such other place as agreed by the parties. In full consideration for the New Shares, Purchaser will pay to the Company the Purchase Price as provided in Section 1.3. The first Closing (the "First Closing") shall occur on June 4, 1999 (or at such later date as agreed by the parties), and the Purchaser shall purchase 1,500,000 shares of Common Stock by wire transferring to the Company $750,000. If the second Closing (the "Second Closing", referred to collectively with the First Closing as the "Closings") shall occur, it shall take place 9 months after the date of the First Closing, and the Purchaser shall purchase 1,500,000 shares of Common Stock by wire transferring to the Company $750,000.

            Purchase Price. The total purchase price for the New Shares is $1,500,000 (the "Purchase Price"). One-half of the Purchase Price is payable at each of the Closings described above.

            Closing Conditions of the Company and the Primary Stockholders.

(a) Conditions of the First Closing. The obligations of the Purchaser to purchase Common Stock on the date of the First Closing shall be subject to the satisfaction to the following conditions on or before the date of the First
Closing: (i) the Primary Stockholders, the Subsidiary and the Company shall deliver or cause to be delivered to Purchaser all of the documents and instruments set forth on Exhibit 1.4A (including the opinion of counsel to the Company and the Subsidiary in substantially the form attached hereto as Exhibit 1.4B), the Additional Agreements to which such Person is a party and such other certificates, agreements and documents as Purchaser or its counsel shall reasonably request, all in form and substance reasonably satisfactory to Purchaser and its counsel; (ii) the Nevada Subsidiary (as defined in Section 2.6(c) hereof) shall have been dissolved; (iii) Molex shall have completed its due diligence and be satisfied in its reasonable discretion with the results of that due diligence; and (iv) the Company and the Subsidiary shall have exercised their best efforts in assisting Molex in

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

obtaining the agreement of all Stockholders other than the Primary Stockholders that such stockholders will (A) grant Molex a right of first refusal with respect to any sales of such Common Stock; and (B) not sell any shares of Common Stock to any Molex Competitor (as defined in the Stock Restriction Agreement).

(b) The Second Closing. The obligations of the Purchaser to purchase Common Stock on the date of the Second Closing shall be subject to satisfaction of the following conditions on or before the date of the Second Closing: the Primary Stockholders, the Subsidiary and the Company shall deliver or cause to be delivered all of the documents and instruments set forth on Exhibit 1.4A including the opinion of counsel to the Company in form and substance reasonably acceptable to the Purchaser, and other such certificates, agreements and documents as such Purchaser or its counsel shall reasonably request, all in form and substance reasonably satisfactory to Purchaser and its counsel.

            Section 1.5. Purchaser's Closing Deliveries. Subject to the conditions set forth in this Agreement, at the First Closing, simultaneous with the deliveries of the Primary Stockholders, the Company and the Subsidiary hereunder, Purchaser shall deliver or cause to be delivered to the Company, all of the documents and instruments set forth on Exhibit 1.5 hereto, the Additional Agreements to which Purchaser is a party and such other certificates, agreements and documents as the Company or its counsel shall reasonably request, all in form and substance reasonably satisfactory to the Company and its counsel.

            Section 1.6. Additional Rights of Purchaser. Purchaser's obligations to purchase shares of Common Stock at the Second Closing shall be contingent upon Purchaser's reasonable determination that satisfactory progress is being made by the Company under the Teaming Agreement towards the Company proving out the DWDM Technology, including but not limited to, satisfactory progress by the Company towards the production and delivery to Purchaser of the Three Device Types. In the event that Molex elects not to purchase the shares of Common Stock which it is permitted to purchase at the Second Closing, the Teaming Agreement shall terminate and Molex shall forfeit any and all of its rights under the Teaming Agreement (except to the extent provided in Section 9.4 of the Teaming Agreement) and shall forfeit its rights to purchase shares of Common Stock under the Cash Common Stock Purchase Warrant and shall forfeit its right to purchase Common Stock under the Services Common Stock Purchase Warrant, except to the extent of the balance in the Special Account as of the date of the Second Closing.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

                                 OF THE COMPANY

               The Company and the Subsidiary hereby jointly and severally represent and warrant to Purchaser as set forth below. Without limiting the other provisions of this Article II or Article V of this Agreement, the Company and Purchaser acknowledge that the Company and Subsidiary are making the representations and warranties as set forth below principally to allocate the risks of the matters addressed thereby as further provided in the indemnification provisions of Article V and that there are statements contained in this Article II with respect to which the Company


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

and the Stockholders have no actual knowledge as to their accuracy. The information disclosed on any Schedule attached hereto shall be deemed to relate solely to the section of this Article II to which such Schedule relates and shall not be deemed made for other sections to which such disclosure may apply unless such disclosure is cross-referenced in the Schedule(s) relating to such other section(s), and, in each such case, only to the extent that the applicable information or risk and scope thereof is described.

            Section 2.1. Organization and Authority. Each of the Company and the Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is not insolvent within the meaning of Section 1-201(23) of the Uniform Commercial Code and the Subsidiary is not insolvent within the meaning of any applicable bankruptcy or insolvency law. No order has been made or petition presented or resolution adopted which relates to the winding-up or the liquidation of the Company or the Subsidiary or for an administration order in respect of the Company or the Subsidiary, nor has any administrative receiver, receiver or receiver and manager been appointed by any Governmental Authority or other Person with respect to all or part of the assets of the Company or the Subsidiary, and no power to make any such appointment has arisen. The Company has delivered to Purchaser complete and correct copies of the Articles of Incorporation and Bylaws (or comparable organizational documents) presently in effect for the Company and the Subsidiary, and neither the Company nor the Subsidiary is in default under or in violation of any provision of such documents. The Company does not have any subsidiaries or investments, direct or indirect, in any Person other than the Subsidiary.

            Section 2.2. Qualification. Each of the Company and the Subsidiary is qualified or licensed to do business and is in good standing in each jurisdiction in which the ownership or leasing of property by it or the conduct of its business requires such licensing or qualification. Schedule 2.2 contains a list, for the Company and the Subsidiary, of all jurisdictions in which the Company or the Subsidiary (as applicable) is qualified or licensed to do business.

            Section 2.3. Authorization. Each of the Company and the Subsidiary has full corporate power and authority to enter into, execute and deliver this Agreement and the Additional Agreements to which it is a party and to perform and observe fully its obligations hereunder and thereunder and to perform the transactions contemplated hereby and thereby. The Company's and the Subsidiary's respective Boards of Directors have taken all action required by law, the Company's and the Subsidiary's respective Articles of Incorporation and Bylaws, or otherwise to authorize the execution, delivery and performance of this Agreement and the Additional Agreements to which such Person is a party and the consummation by the Company and the Subsidiary of the transactions contemplated hereby and thereby. This Agreement and the Additional Agreements to which such Person is a party have been duly and validly executed and delivered by the Company and the Subsidiary. Subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of rules of law governing specific performance, injunctive relief and other equitable remedies, and, assuming due authorization, execution and delivery by Purchaser, this Agreement and the Additional Agreements to which such Person is a party constitute valid and binding legal obligations of the Company and the Subsidiary, enforceable against the Company and the Subsidiary in accordance with their terms.



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

            Section 2.4. No Violation. Neither the execution, delivery or performance of this Agreement or the Additional Agreements nor the consummation of the transactions contemplated hereby or thereby will (a) violate, conflict with or result in any breach of any provision of the Articles of Incorporation or Bylaws (or comparable organizational documents) of the Company or the Subsidiary, (b) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or permit the termination of, or require any notice under, or require the consent of any other party to, or result in the acceleration of, or entitle any party to accelerate (whether as a result of a change in control of the Company, the Subsidiary or otherwise) any obligation or agreement, or result in the loss of any benefit or the imposition of any fee or penalty, or give rise to the creation of any Lien upon any of the respective properties or assets of the Company or the Subsidiary, in each case under any of the terms, conditions or provisions of any debt, note, bond, mortgage, indenture, deed of trust, license, lease, permit, agreement or other instrument or obligation to which the Company, the Subsidiary or any of the Stockholders is a party or by which they or any of their respective properties or assets may be bound or affected or (c) violate any Rules (including the securities laws of the United States, the Commonwealth of Canada, and any state or province) of any Governmental Authority applicable to the Company, the Subsidiary, any of the Stockholders or any of their respective properties, assets or operations.

            Section 2.5.  Capitalization of the Company.  The authorized capital stock of the Company consists solely of 100,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of the date hereof, there are issued and outstanding 18,715,000 shares of Common Stock owned of record and beneficially by the Persons and in the amounts specified on Schedule 2.5 attached hereto, free and clear of all Liens. As of the date hereof, no shares of Preferred Stock are issued and outstanding. As of the date hereof, there are no shares of Common Stock, and no shares of Preferred Stock, held by the Company as treasury stock. All of the issued and outstanding shares of Common Stock are validly issued, fully paid, non-assessable and are without, and were not issued in violation of, any preemptive rights. Except as set forth on Schedule 2.5, there are no options, warrants, calls, subscriptions, conversion or other rights, agreements or commitments to acquire from the Company or any Stockholder any shares of capital stock of the Company, or any other securities convertible into, exchangeable for or evidencing the right to subscribe for any shares of capital stock of the Company, or any other security of the Company. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company. There are no voting agreements, voting trust agreements, proxies or stockholder or similar agreements relating to the capital stock of the Company. All of the issued and outstanding shares of Common Stock were issued either (i) in compliance with any applicable registration, filing or registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state blue sky laws or (ii) pursuant to valid exemptions from any such otherwise applicable registration, filing or qualification requirements. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock. Upon delivery and payment for the New Shares as herein provided, such New Shares shall be duly authorized, validly issued, fully paid and non-assessable and will not be issued in violation of applicable preemptive rights.

            Section 2.6. Ownership of Subsidiary's Capital Stock.



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

(a) All of the issued and outstanding shares of capital stock of the Subsidiary are owned of record and beneficially by the Company, have been duly authorized and are validly issued, fully paid and non-assessable, are without, and were not issued in violation of, any preemptive rights, were not issued in violation of applicable securities laws of the United States, the Commonwealth of Canada, or any state or province and are owned free and clear of all Liens.

(b) All voting rights in the Subsidiary are vested exclusively in the Subsidiary's capital stock. Except as provided in Schedule 2.10, there are no options, warrants, calls, subscriptions, conversion or other rights, agreements or commitments to acquire from the Company or the Subsidiary shares of capital stock of the Subsidiary, any securities convertible into, exchangeable for or evidencing the right to subscribe for any shares of such capital stock or any other security of the Subsidiary. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Subsidiary. There are no voting agreements, voting trust agreements, proxies or stockholder or similar agreements relating to the capital stock of the Subsidiary. The Subsidiary is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock.

            Section 2.7. Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent or approval of, any third party or any Governmental Authority is necessary for the consummation by the Company and the Subsidiary of the transactions contemplated by this Agreement or the Additional Agreements or to enable the Company and the Subsidiary to continue to conduct their business after the Closings in a manner which is consistent with that in which it is presently conducted.

            Section 2.8. Books and Records. The books and records of the Company and the Subsidiary are, and have been, maintained in the usual, regular, ordinary and appropriate manner by the Company and the Subsidiary in accordance with the Rules, and all of the transactions of such Persons are properly reflected therein.

            Section 2.9. Reserved.

            Section 2.10. Absence of Undisclosed Liabilities. Except as set forth on Schedule 2.10, there are no Liabilities, commitments or obligations of the Company or the Subsidiary of any kind whatsoever, there is no valid basis for the assertion of any such Liabilities, commitments or obligations, and no existing condition, situation or set of circumstances which is reasonably likely to result in such a Liability, commitment or obligation, other than Liabilities, commitments and obligations incurred in the ordinary course of business, none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement or violation of law or relates to indebtedness for borrowed money or inter-company debt or debt owed to Affiliates and such additional Liabilities, commitments and obligations are not, in the aggregate, material.

            Section 2.11. Absence of Certain Changes. The Company and the Subsidiary have conducted their respective businesses only in the ordinary and usual course and there has been no adverse change in or effect on the assets, properties, business, operations, prospects, customer, supplier or employee relations, operating results or condition (financial or otherwise) of the Company and the Subsidiary taken as a whole or in the ability of the Company or the Subsidiary to perform this

Agreement, the Additional Agreements and the transactions contemplated hereby and thereby (an "Adverse Effect"). There is no event, condition, circumstance or, to the Knowledge of the Company or the Subsidiary, prospective development which may or threatens to have an Adverse Effect.

            Section 2.12. Litigation. Except as set forth on Schedule 2.10 attached hereto, which contains a list and summary description of all pending and, to the Knowledge of the Company or the Subsidiary, threatened Claims, there are no Claims pending or, to the Knowledge of the Company or the Subsidiary, threatened before any Governmental Authority or before any arbitrator of any nature, brought by or against the Company, the Subsidiary, or any of their respective officers, directors, employees or agents involving, affecting or relating to the business, assets, operations or securities of the Company or the Subsidiary, or the transactions contemplated by this Agreement or the Additional Agreements, nor is there any basis for any such Claim. None of the Company or the Subsidiary or any of their respective businesses, assets or properties is subject to any order, writ, judgment, award, injunction or decree of any Governmental Authority or arbitrator. No present or former employee of the Company or the Subsidiary has made or is entitled to assert any Claim against the Company or the Subsidiary by virtue of any patent or latent employment-related health defect.

            Section 2.13. Liens and Encumbrances. The Company and the Subsidiary hold and own full, unconditional, good and marketable title to all of the assets used in their respective businesses, in each case free and clear of all Liens except for Liens on assets leased or licensed by the Company or the Subsidiary, in which case the Company or the Subsidiary holds a leasehold or licensed interest free and clear of all other Liens except for the lessor's or licensor's interest therein. All of the assets of the Company and the Subsidiary are owned or leased by the Company or the Subsidiary and are in good operating condition in accordance with industry practice (subject to normal wear and tear).

            Section 2.14. Contracts. Each of the contracts, mortgages, notes, security agreements, trust indentures, arrangements, leases, licenses, commitments and other agreements and instruments (collectively, "Contracts") to which the Company or the Subsidiary is a party which relates to or affects the capital stock, business, assets, properties or operations of the Company or the Subsidiary or to which the Company or the Subsidiary or their respective businesses, assets, properties or operations may be bound or subject can be performed in the ordinary course of business. Each of the Contracts is valid and binding and in full force and effect and is enforceable against the parties thereto in accordance with its terms, and there are no existing defaults or events of default which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default by the Company or the Subsidiary thereunder. The consummation of the transactions contemplated hereby, without notice to or consent or approval of any party, will not constitute a default under or a breach of any provisions of any Contracts and the Company and the Subsidiary will have and may enjoy and enforce all rights and benefits under each such Contract. There is no Lien on the Company's or the Subsidiary's interests under any of the Contracts.

            Section 2.15. Employee Benefit Plans.



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

(a) The Lumenon Innovative Lightwave Technology, Inc. Stock Option Incentive Plan (the "Lumenon Stock Option Plan") is the only Plan of the Company, the Subsidiary or any ERISA Affiliate. Except for the obligations of the Company to issue shares of Common Stock pursuant to the outstanding options listed on
Schedule 2.5 hereof under the Lumenon Stock Option Plan, none of the Company, the Subsidiary or any ERISA Affiliate has any Liabilities with respect to any Plan of the Company, the Subsidiary or any ERISA Affiliate.

            Section 2.16. Environmental Matters.

(a) The Company and the Subsidiary are, and at all times have been, in compliance with all applicable Environmental Laws, which compliance includes the possession by the Company and the Subsidiary of all permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof. The Company and the Subsidiary have not received any communication (written or oral), whether from a Governmental Authority, Person, citizens group or otherwise, that alleges that the Company or the Subsidiary is not or was not in compliance with any Environmental Law, and there are no circumstances that may prevent or interfere with such compliance in the future. Schedule 2.16 sets forth all environmental audits and similar reports with respect to each parcel of Real Estate (as defined below) and each parcel of real property which the Company or the Subsidiary previously owned, used, leased or subleased. The Company and the Subsidiary have provided Purchaser with accurate and complete copies of such environmental audits and similar reports.

(b) There is no Environmental Claim pending or, to the Knowledge of the Company or the Subsidiary, threatened against the Company or the Subsidiary or against any Person whose Liability for any Environmental Claim that the Company or the Subsidiary has or may have retained or assumed either contractually or by operation of law.

(c) There are no past or present actions, activities, circumstances, conditions, events or incidents, including the release, emission, discharge, presence or disposal of any Materials of Environmental Concern, or exposures of employees or other Persons to Materials of Environmental Concern that could form the basis of any Environmental Claim against the Company or the Subsidiary or against any Person whose Liability for any Environmental Claim the Company or the Subsidiary has or may have retained or assumed either contractually or by operation of law.

(d) Without in any way limiting the generality of the foregoing, (i) all on-site and off-site locations where the Company or the Subsidiary has stored or has disposed or arranged for the disposal of, Materials of Environmental Concern, are identified in Schedule 2.16, (ii) all underground storage tanks previously or presently located on property owned or leased by the Company or the Subsidiary are identified in Schedule 2.16, along with a description of the capacity and contents of such tanks, any removal or closure activities associated with such tanks and the compliance of such tanks with underground storage tank requirements and (iii) except as set forth in Schedule 2.16, there is no asbestos contained in or forming part of any building, building component, equipment, structure or office space owned or leased by the Company or the Subsidiary.



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

            Section 2.17. Taxes. The Company and the Subsidiary have timely filed or caused to be filed all U.S. federal, Canadian, state, provincial, local and foreign Tax and information returns required to be filed by each of them and have paid or caused to be paid, or have made adequate provision or set up an adequate accrual or reserve for the payment of, all Taxes required to be paid in respect of the periods for which returns are due, and have established an adequate accrual or reserve for the payment of all Taxes payable in respect of the period, including portions thereof, subsequent to the last of said periods required to be so accrued or reserved up to and including the date hereof. Neither the Company nor the Subsidiary is delinquent in the payment of any Tax, and no deficiencies for any Tax, assessment or governmental charge have been claimed, proposed, assessed or, to the Knowledge of the Company or any Stockholder, threatened. There are no Liens on the assets of the Company or any of its Subsidiaries for unpaid Taxes. No waiver or extension of time to assess any Taxes has been given or requested. No claim has been made by any taxing authority in any jurisdiction where the Company or the Subsidiary does not file Tax Returns that the Company or the Subsidiary is or may be subject to taxation by that jurisdiction. The Company's and the Subsidiary's Tax Returns have never been audited by the Internal Revenue Service or comparable state, local or foreign agencies.

            Except for the Affiliated Group of which the Company is the common parent, neither the Company nor the Subsidiary has been a member of an Affiliated Group or been included in a combined, consolidated or unitary Tax Return. Neither the Company nor the Subsidiary is a party to or bound by any Tax allocation or Tax sharing agreement or has any current or potential obligation to indemnify any other Person with respect to Taxes. Neither the Company nor the Subsidiary has been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable periods specified in Code Section 897(c)(1)(a)(ii). Neither the Company nor the Subsidiary is required to make any adjustments under Section 481(a) of the Code by reason of a change in accounting method which affects any taxable year ending after the Closings, or has any application pending to effect such a change of accounting method. Neither the Company nor the Subsidiary is obligated to make any payments, or is a party to an agreement or Plan that could make it obligated to make payments, which will not be deductible under Section 280G of the Code.

            Section 2.18. Compliance with Applicable Law.

(a) Each of the licenses, permits, franchises, authorizations, registrations and approvals (the "Licenses") issued or granted to the Company or the Subsidiary by any Governmental Authority has been duly obtained, is valid and in full force and effect and is not subject to any pending or, to the Knowledge of the Company or the Subsidiary, threatened administrative or judicial proceeding to revoke, cancel or declare such License invalid in any respect. No default or breach exists with respect to any of the Licenses and no event or condition exists which but for the lapse of time or notice or both would constitute a default or breach with respect to any of the Licenses. Consummation of the transactions contemplated hereby will not affect the validity of any License or give rise to any administrative or judicial proceeding which may modify, revoke, cancel or declare such License invalid in any respect. Each of the Company and the Subsidiary holds, and at all times has held, all Licenses necessary for the lawful conduct of its business under and pursuant to, and the business of each of the Company and the Subsidiary is not being and has not been conducted in violation of, any Rule of any Governmental Authority applicable to the Company, the Subsidiary or any of their respective properties, assets or operations.

(b) The Company and the Subsidiary have complied with the Rules, and neither the Company nor the Subsidiary has received any notification of any asserted present or past failure by the Company or the Subsidiary to comply with the Rules. Neither the Company, the Subsidiary nor any of their respective directors, officers, agents or employees nor has any distributor, licensee or any other Person acting on behalf of the Company or the Subsidiary (i) made any unlawful political contributions, (ii) made any payment or provided services which were not legal to make or provide or which the Company or the Subsidiary or any directors, such officers, employees or other Persons should have Known were not legal for the payee or the recipient of such services to receive, (iii) received any payments, services or gratuities which were not legal to receive or which the Company or the Subsidiary or such Persons should have Known were not legal for the payor or the provider to make or provide, (iv) had any transactions or payments which are not recorded in its accounting books and records or disclosed in its financial statements, (v) has had any off-book bank or cash accounts or "slush funds", (vi) made any payments to governmental officials in their individual capacities for the purpose of affecting their action or the action of the government they represent to obtain special concessions, or (vii) made illegal payments to obtain or retain business.

            Section 2.19. Brokers' Fees and Commissions. Neither the Company, the Subsidiary or any Stockholder nor any of their respective directors, officers, employees or agents has employed any investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby.

            Section 2.20.  Proprietary  Rights.  Except as set forth on Schedule
2.20 hereto, the Company or the Subsidiary owns, on an exclusive basis free and clear of all Liens, or has the exclusive right to use, all of its Proprietary Rights without any limitations or restrictions of any kind and without Known conflict or asserted conflict with intellectual property rights of others, and such Proprietary Rights constitute all the Proprietary Rights that are used in or necessary for the conduct of the Company and the Subsidiary's businesses as presently being conducted and as contemplated to be conducted in the foreseeable future. Except as set forth on Schedule 2.20 hereto, neither the Company nor the Subsidiary pays to or receives any royalty from anyone under any of the Proprietary Rights or has licensed anyone to use any of them. Except as set forth on Schedule 2.20 hereto, neither the Company nor the Subsidiary is a party to any license or agreement relating to any Know-how and the Company and the Subsidiary owns or is legally entitled to exploit its Know-how without restrictions and free of any claim or claim of infringement. All rights of the Company and the Subsidiary in and to the Proprietary Rights will be unaffected by the transactions contemplated by this Agreement. Neither the Company nor the Subsidiary has given or received any notice of any pending conflict with, or infringement of, the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights under which the Company or the Subsidiary is licensor or licensee or with respect to the trade dress or packaging of any products bearing the Trademarks set forth on Schedule 2.20. No Claim is pending, or, to the Knowledge of the Company or the Subsidiary, threatened, which involves Proprietary Rights and there are no interference, opposition or cancellation proceedings or infringement suits pending, or to the Knowledge of the Company or the Subsidiary, threatened with respect to any Proprietary Rights. Neither the Company nor the Subsidiary is subject to any judgment, order, writ, injunction or decree of any Governmental Authority which restricts or impairs the use of any such Proprietary Rights. Except as set forth on Schedule 2.20 hereto, neither the Company nor the Subsidiary has entered into or is a party to any contract which restricts or impairs the use of any such Proprietary Rights. No Proprietary Rights owned, used or under development by the Company or the Subsidiary, and no services or products sold by the Company or the Subsidiary, conflict with or infringe upon any proprietary rights of any third party. To the Knowledge of the Company or the Subsidiary, there exists no basis which would render invalid the Proprietary Rights. Neither the Company nor the Subsidiary has entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights and, no Claims have been asserted by any Person with respect to the validity of, or the Company's or the Subsidiary's ownership of or right to use, the Proprietary Rights and there is no basis for any such Claim. The Proprietary Rights are valid and enforceable and no application, patent or registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceeding, and all pending applications are in good standing. Each of the Company and the Subsidiary is the owner of record of all copyrights, trademarks, service marks, logos, slogans, and trade names for which registrations have been issued to the Company or the Subsidiary by the United States Patent and Trademark Office, the Patent Office, Trade-Mark Office, Copyright Office or other body administered by the Canadian Intellectual Property Office or any similar office of a foreign country. Each of the Company and the Subsidiary has complied with its respective contractual obligations relating to the protection of the Proprietary Rights used pursuant to licenses. The Company and the Subsidiary have taken all commercially reasonable steps necessary to maintain their respective rights in the Proprietary Rights. To the Knowledge of the Company or the Subsidiary, no Person is infringing on or violating the Proprietary Rights owned or used by the Company or the Subsidiary. The Company and the Subsidiary have never operated under any name other than Lumenon Innovative Lightwave Technology, Inc., WWV Development, Inc. or Lumenon Innovative Lightwave Technology Lilt, Inc.

            Section 2.21. Labor Matters.

(a) The Company has no present or former employees. The Subsidiary has no present or former employees in the United States. Schedule 2.21 sets our truly and correctly the names of all employees of the Subsidiary, their annual salary or remuneration, seniority, vacation entitlement and benefits (including any bonus, RRSP contribution, general expense or travel expense account and date of hire by the Subsidiary, together with an indication of whether any of such persons benefit from a written contract. True and complete copies of any such contracts, or in the case of verbal commitments, written summaries of the terms thereof have been provided to Purchaser. All reports and returns filed with any regulatory agency within the past five (5) years in respect of any of the foregoing, have also been made available to Purchaser. No present or former employee or independent contractor performing services for the Subsidiary has a Claim pending or, to the Knowledge of the Company or the Subsidiary, has threatened to make a Claim of any kind against the Company or the Subsidiary (under any Rule of any Governmental Authority or otherwise). There are no administrative charges, arbitration or mediation proceedings or court complaints pending or, to the Knowledge of the Company or the Subsidiary, threatened against the Company or the Subsidiary before the U.S. Equal Employment Opportunity Commission, the Quebec Labour Standards Commission, the Quebec Human Rights Commission or any other state, provincial or federal board, tribunal commission of Governmental Authority or any court or agency or any other entity concerning alleged employment discrimination, contract violation or any other matters relating to the employment of labor. There is no unfair labor practice charge or complaint pending or, to the Knowledge of the

Company or the Subsidiary, threatened against the Company or the Subsidiary before the National Labor Relations Board, the Quebec labour commission, the Quebec labour court or any other state, provincial or federal board, tribunal or other Governmental Authority having jurisdiction in labour matters or any similar body.

(b) The Subsidiary is and has been in compliance with all applicable Rules relating to the employment of labor, including employment and employment practices, terms and conditions of employment, wages and hours, equal opportunity, occupational health and safety, severance, termination or discharge, the trade unions, collective bargaining and the payment of employee welfare and retirement and other taxes, immigration and training, including without limitation the Worker Adjustment Retraining and Notification Act and the Immigration Reform and Control Act of 1986, each as amended, and are not engaged in any unfair labor practice or any violation of any other law, rule or regulation concerning employment or retention of independent contractors.

(c) The Subsidiary is not a signatory or party to, or otherwise bound by, a collective bargaining agreement (or any other agreement with any labor organization) which covers employees of the Subsidiary, and there is no activity or proceeding of any labor organization (or representative thereof) to organize any unorganized employees of the Subsidiary. The Subsidiary has not experienced any material work stoppage, and there is not pending or threatened against the Subsidiary any labor dispute, grievance, slowdown, lockout, strike, work stoppage or other collective labor action in effect, pending or threatened against or affecting the business of the Company or the Subsidiary. To the Knowledge of the Company or the Subsidiary, no executive, key employee or group of employees of the Company or the Subsidiary has any plan to terminate employment with the Subsidiary.

            Section 2.22. Non-Compete Agreements. No oral or written Contract, license or permit restricts the ability of the Company or the Subsidiary to own, possess or use its assets or conduct its business or operations in any geographic area or restricts in any way the full participation of any of the Stockholders or, to the Knowledge of the Company or the Subsidiary, any employees of the Subsidiary in the operation of such business.

            Section 2.23. Inventory. Neither the Company nor the Subsidiary has or has had any Inventory. Neither the Company nor the Subsidiary has manufactured, processed, serviced, distributed, shipped or sold any product or entered into an agreement for such activities. Neither the Company nor the Subsidiary has provided or sold any of its services or entered into an agreement to sell or provide services other than as contemplated by the Teaming Agreement.

            Section 2.24. Accounts Receivable. Neither the Company nor the Subsidiary has or has had any outstanding accounts, notes or receivables.

            Section 2.25. Insurance. All binders, policies of insurance, self insurance programs or fidelity bonds maintained by the Company or the Subsidiary or in which the Company or the Subsidiary is a named insured are described on
Schedule 2.25 ("Insurance") and have been issued by financially sound insurance companies under valid and enforceable policies or binders for the benefit of the Company and the Subsidiary, and all such policies or binders are in full force and effect. There are and have been no inaccuracies in any application for Insurance policies, nor any failure to pay premiums thereon when due or otherwise comply with the terms thereof. The Company and the Subsidiary have not received any notice from any of their insurance carriers that any insurance premiums will be increased in the future or that any Insurance will not be available to the Company and the Subsidiary in the future on substantially the same terms as now in effect. There are no pending or asserted claims against any Insurance as to which any insurer has denied liability, and there are no claims under any Insurance that have been disallowed or improperly filed. The Company and the Subsidiary will have no liability for any healthcare, medical, disability, death benefit or similar expenses of any director or employee of the Company or the Subsidiary or any other Person which are the result of injuries or illnesses which occurred prior to the date of this Agreement (regardless of when such expenses are incurred).

            Section 2.26. Real Estate.

(a) Neither the Company nor any Subsidiary owns any real property.

(b) The Company or the Subsidiary, as applicable, has been in peaceable possession of each parcel of real property leased or subleased by the Company or the Subsidiary (collectively, the "Real Estate") since the commencement of the original term of the lease, sublease or other agreement relating to such parcel of Real Estate (collectively, the "Real Estate Leases"), and has performed all obligations required to be performed by it to date under the Real Estate Leases. Neither the Real Estate Leases nor the leasehold interest of the Company or the Subsidiary with respect to the Real Estate is subject to any Liens; and none of such Real Estate is subject to any easements, rights of way, licenses, grants, building or use restrictions, exceptions, reservations, limitations or other impediments which adversely affect the value of the leasehold interest therein or which interfere with or impair the present and continued use thereof in the usual and normal conduct of the business of the Company and the Subsidiary. Neither the Company, the Subsidiary nor, to the Knowledge of the Company or the Subsidiary, any other party to the Real Estate Leases is in default under any of the Real Estate Leases.

(c) No real property other than the Real Estate is used in the business of the Company and the Subsidiary. No Real Estate is located within a flood or waterfront erosion hazard area, and the buildings, structures and improvements situated thereon and appurtenances thereto and are in good condition (subject to normal wear and tear), and as such will be, when completed, adequate to conduct the business of the Company and the Subsidiary as the Company and the Subsidiary intend in conducting their business. Neither the whole nor any portion of any Real Estate has been condemned, requisitioned or otherwise taken by any public authority, and no such condemnation, requisition or taking is threatened or contemplated.

(d) The Real Estate is in compliance with, includes all rights necessary to assure compliance with, and all buildings, structures, other improvements and fixtures on such Real Estate and the operations therein conducted conform in all respects to, all applicable health, fire, water, environmental, safety, zoning, building, use or similar Rules and all applicable Rules adopted by national and local associations and boards of insurance underwriters. The zoning of each parcel of Real Estate permits the existing improvements and the continuation following consummation of the transactions contemplated hereby of the business of the Company and the Subsidiary as presently conducted thereon. The Company and the Subsidiary have all licenses, certificates of occupancy, permits and authorizations required to operate their businesses and utilize the Real

Estate. The Company and the Subsidiary have all easements and rights necessary or appropriate to conduct their operations, including easements for all utilities, services, roadway, railway and other means of ingress and egress and each parcel of Real Estate has direct access to public roadways.

            Section 2.27. Products and Warranty Liability. Except as set forth on Schedule 2.27 attached hereto, there is no Claim by or before any Governmental Authority pending or, to the Knowledge of the Company or the Subsidiary, threatened against or involving the Company or the Subsidiary relating to any product alleged to have been processed, manufactured, serviced or sold by the Company or the Subsidiary and alleged to have been defective, or improperly processed, manufactured or serviced, nor is there any valid basis for any such action, proceeding or investigation.

            Section 2.28. Transactions with Related Parties. Since the Company's inception, there have not been nor are there now any transactions between the Company or the Subsidiary and (i) any director, officer, employee, stockholder or Affiliate of the Company, or (ii) any relative or spouse (or relative of such spouse) of any such director, officer, employee, stockholder or Affiliate (such Persons in (i) and (ii) being referred to herein as a "Related Party" or collectively as the "Related Parties"). Since the Company's inception, no Related Party has been a director or officer of, or has had any direct or indirect interest in, any firm, corporation, association or business enterprise which during such period has been a supplier, customer, sales agent, licensor, licensee, lessor or lessee of the Company or the Subsidiary, or has competed with or been engaged in any business of the kind being conducted by the Company or the Subsidiary. No Related Party has an interest in or owns, directly or indirectly, in whole or in part, any tangible or intangible property of the Company or the Subsidiary, or that the Company or the Subsidiary uses in the conduct of its business. No Related Party has any cause of action or other claim whatsoever against or owes any money or other amounts to, nor is any Related Party owed any money or other amounts by, the Company or the Subsidiary other than amounts owed for compensation, employee benefits or travel expenses incurred in the ordinary course of business. No Related Party is a party to any contract, lease, agreement, arrangement or commitment used in the operations of the Company or the Subsidiary. The Company and the Subsidiary have not directly or indirectly (i) created, incurred or assumed any indebtedness for borrowed money or otherwise created any Liability to any Related Party, or (ii) made any loans, payments or transfers of Company or Subsidiary assets to any Related Party other than for salaries paid for services actually performed in amounts in keeping with the ordinary course of business.

            Section 2.29. Customers and Vendors. Neither the Company nor the Subsidiary has any material vendors or customers.

            Section 2.30. Business Plan. The business plan delivered by the Company to Purchaser (the "Business Plan") was prepared by the Company in good faith and in a manner consistent with reasonable forecasting practices, and the Company and the Subsidiary believe that the assumptions upon which the Business Plan is based are reasonable.

            Section 2.31. Year 2000 Compliance. All computer, network or other data processing hardware, software, systems and technology, and all computer controlled facility components (defined as software driven technology and embedded microchip technology, including programmable thermostats, HVAC controllers, auxiliary elevator controllers, utility monitoring and control systems, fire detection and suppression systems, alarms, security systems, and any other facilities control systems utilizing microcomputer, minicomputer, or programmable logic controllers) (collectively the "Computer Systems") owned or used by the Company or the Subsidiary are fully Year 2000 Compliant (as defined below). The Company and the Subsidiary have not suffered, and the Company and the Subsidiary reasonably expect that the Company and the Subsidiary will not at any time hereafter suffer any interruption of, or interference with, its business operations or activities by reason of the failure of any Computer Systems owned or used by the Company, the Subsidiary or any of its suppliers or customers to be Year 2000 Compliant. For such purposes, "Year 2000 Compliant" means, with respect to any Computer Systems owned or used by any Person, that such Computer Systems (a) will correctly store, represent, and process (including sort) all dates (including single and multi-century formulas and leap year calculations), such that errors will not occur when the date being used is in the Year 2000, or in a year preceding or following the Year 2000; and (b) will operate and will not cause or result in an abnormal termination or ending.

            Section 2.32. Securities Exchange Act. Neither the Company nor the Subsidiary is now or ever has been subject to the Securities Exchange Act of 1934, as amended. The Subsidiary is a "closed company" as this term is defined in the Securities Act (Quebec), neither the Company nor the Subsidiary is a "reporting issuer" and neither of them has made a "distribution" of securities to the public under the Securities Act of Quebec.

            Section 2.33. Disclosure. The documents, agreements and other papers and materials delivered by or on behalf of the Company and the Subsidiary which are listed on Schedule 2.33 were true, complete and accurate as of the date delivered and, except as indicated on Schedule 2.33, are true, complete and accurate as of the date of this Agreement. None of the representations, warranties or statements of the Company or the Subsidiary contained in this Agreement, in the Schedules or Exhibits hereto, or in any Additional Agreement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the representations, warranties or statements made, in the context in which made, not false or misleading. There is no fact that the Company or the Subsidiary has not disclosed to Purchaser in writing that causes an Adverse Effect or could result in an Adverse Effect. The Company and the Subsidiary acknowledge that the statements contained in this Section shall not be deemed to limit or qualify any of the other representations or warranties contained in this Agreement, in the Schedules or Exhibits hereto or in any agreement or document delivered in connection herewith.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                                  OF PURCHASER

            Purchaser hereby represents and warrants to the Company and the Subsidiary that:

            Section  3.1.   Organization  and  Qualification.   Purchaser  is  a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            Section 3.2. Authorization. Purchaser has full corporate power and authority to execute and deliver this Agreement and the Additional Agreements to which it is a party and to perform and observe fully its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Purchaser has taken all corporate action required to authorize the execution, delivery and performance by it of this Agreement and the Additional Agreements to which it is a party and the consummation by it of the transactions contemplated hereby and thereby. This Agreement and the Additional Agreements to which Purchaser is a party have been duly and validly executed and delivered by Purchaser, and, assuming due authorization, execution and delivery by the Company, the Subsidiary and the Primary Stockholders, will constitute a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.


                                   ARTICLE IV

                                    COVENANTS

            Section 4.1. Use of Proceeds. The Company shall use the proceeds of the Purchase Price for general working capital purposes; provided however that none of the proceeds of the Purchase Price shall be used for Capital Expenditures.

            Section  4.2.  Further  Assurances.  If at any time  after  the date hereof any further action is necessary or desirable to carry out the purposes of this Agreement or the Additional Agreements, including the execution of additional instruments, each party to this Agreement or the Additional Agreements, as applicable, shall take all such necessary action.

            Section 4.3. Public Announcements. The Company and the Subsidiary shall submit to the Purchaser all advertising, written sales promotions, press releases and other publicity matters relating to this Agreement or the Additional Agreements or any of the transactions contemplated by this Agreement or the Additional Agreements and shall not publish or use such advertising, written sales promotion, press releases or other publicity matters without the prior written consent of the Purchaser which shall not be unreasonably withheld. Notwithstanding the foregoing sentence, in the event that either the Company or the Subsidiary is required to issue a press release or make any filing relating to this Agreement or the Additional Agreements or any of the transactions contemplated by this Agreement or the Additional Agreements by the laws or regulations of any Governmental Authority, such party shall (a) give notice and a copy of the proposed press release or filing to the Purchaser as far in advance as reasonably possible (but in any event not less than one business day prior to the publication or filing, as applicable) and (b) make any changes to such press release reasonably requested by the Purchaser.



                                   ARTICLE V

                          SURVIVAL AND INDEMNIFICATION

            Section 5.1. Survival and Remedies. All representations and warranties of each of the parties hereto contained in this Agreement or the Additional Agreements, including all statements contained in any certificate, schedule, document or other writing delivered pursuant hereto or in connection with the transactions contemplated hereby, shall be deemed to be representations and warranties within the meaning of this Section 5.1, and to have been relied upon by Purchaser or the

Company and the Subsidiary, as the case may be, and shall survive the Closings until the date which is two years after the Closing, except in the case of representations and warranties set forth in Sections 2.1, 2.3, 2.5, 2.6, 2.10, 2.13, 2.15, 2.16, 2.17, 2.18, 2.27, 3.1 and 3.2, as to which claims may be made at any time (regardless of whether the facts giving rise to such claim are also the subject of any expired representation or warranty). Notwithstanding anything to the contrary in the previous sentence, any claim for indemnification relating to a breach of any such representation or warranty asserted in writing on or before the expiration of the relevant time period shall survive, and the representations and warranties referenced in such claim shall survive for purposes of such claim, until resolved or judicially determined. All of the covenants and agreements of each of the parties hereto contained in this Agreement or in any document delivered pursuant to this Agreement shall survive the Closings, and claims for indemnification relating to a breach of any such covenant or agreement may be made at any time. In the event of a breach of any of such representations, warranties, covenants and agreements, the party to whom such representation, warranty, covenant or agreement has been made shall have all rights and remedies for such breach available to it under the provisions of this Agreement, or otherwise, whether of law or in equity, regardless of any disclosure to, or investigation made by or on behalf of such party on or before the Closings. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement or any Additional Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement or any Additional Agreement as to which there is no inaccuracy or breach.

            Section 5.2. Indemnification of Purchaser. The Company and the Subsidiary shall jointly and severally indemnify, defend and hold harmless, Purchaser and its past, present and future directors, officers, employees, agents, subsidiaries and Affiliates (the "Purchaser Indemnified Parties") for any and all loss, damage, expense (including court costs, amounts paid in settlement, judgments, attorneys' fees and other expenses for investigating and defending), suit, action, claim, deficiency, Liability or obligation related to, resulting from, caused by or arising from (a) any breach of any representation or warranty made by the Company or the Subsidiary herein, in the Additional Agreements or in any other agreement, instrument or document delivered by the Company and the Subsidiary, or any of their respective Affiliates pursuant hereto and any and all claims made in good faith based upon facts alleged that, if true, would have constituted any such inaccuracy or breach, (b) any failure to perform or breach of any covenant or agreement made by the Company, or the Subsidiary herein or in the Additional Agreements or in any other agreement, instrument or document delivered by the Company or any of their respective Affiliates pursuant hereto and any and all claims made in good faith based upon facts alleged that, if true, would have constituted any such breach or failure,
(c) any claims made by the Stockholders or other Persons who claim any direct or indirect, past or present, right in or to any capital stock of or equity interest in the Company or the Subsidiary relating to the validity, fairness or enforceability of the terms of the transactions contemplated hereby or by the Additional Agreements, and (d) the Service Agreement dated December 15, 1997 by and among LaCorporation du Centre D'Incubation D'Enterprises du Quebec Inc. and Dr. S. Iraj Najafi and Dr. Mark Paul Andrews, and Newco (collectively, the "Damages").

            Section 5.3. Indemnification by Purchaser. Purchaser shall indemnify, defend and hold harmless each of the Company and its past, present and future directors, officers, employees, agents, subsidiaries and Affiliates (the "Seller Indemnified Parties") for any and all loss, damage, expense (including court costs, amounts paid in settlement, judgments, attorneys' fees and other expenses for investigating and defending), suit, action, claim, deficiency, liability or obligation related to, caused by or arising from any inaccuracy or breach of any representation or warranty, any failure to perform or breach of any covenant or agreement made by the Purchaser herein or in any other agreement, instrument or document delivered by Purchaser pursuant hereto, and any and all claims made in good faith based upon facts alleged that, if true, would have constituted any such misrepresentation, breach or failure.

            Section 5.4. Treatment of Indemnification Payments. Amounts paid to an Indemnified Party as indemnification hereunder shall be treated as adjustments to the Purchase Price, as applicable. If any Tax authority asserts that an indemnification payment is not such an adjustment, the Indemnifying
Party shall indemnify the Indemnified Party for any Tax imposed upon the Indemnified Party in connection with its receipt of such indemnification payment, including any Tax imposed on any payment pursuant to this Section 5.4.

            Section 5.5. Rights of Recoupment and Set-Off. Each Purchaser Indemnified Party shall have the right, but not the obligation, to recoup and set off any Damages resulting from any claims of any Purchaser Indemnified Party for indemnification hereunder against any and all amounts due or to become due to the Company or any of their Affiliates from Purchaser or any Affiliate of Purchaser under this Agreement or any Additional Agreement. The Company and the Subsidiary expressly agree that the Purchaser Indemnified Parties shall be entitled, but are not required, to aggregate their debts to and claims against the Company and the Subsidiary and their Affiliates pursuant to this Agreement and the Additional Agreements for purposes of recoupment and set off, regardless to which of them the debt is owed or against whom the claim is. The parties acknowledge and agree that the rights of recoupment and set off set forth in this Section 5.5 are a condition to Purchaser agreeing to enter into and perform this Agreement and the Additional Agreements and that the rights of the Company, the Subsidiary, the Primary Stockholders and their Affiliates under this Agreement or the Additional Agreements are subject to such rights.



                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

            Section 6.1. Amendment and Modification. This Agreement may be amended only pursuant to a written instrument signed on behalf of the Company and the Purchaser.

            Section 6.2. Waiver of Compliance; Consents. Any failure of Purchaser, on the one hand or the Company or Subsidiary, on the other hand, to comply with any obligation, covenant, agreement or condition contained herein may be waived by the Purchaser, the Company or the Subsidiary, respectively, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any other failure. No waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party to enforce any such provision.

            Section 6.3. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

            Section 6.4. Expenses and Obligations. All costs and expenses incurred in connection with the consummation of the transactions contemplated by this Agreement by Purchaser shall be paid by Purchaser, all costs and expenses incurred in connection with the consummation of the transactions contemplated by this Agreement by the Company shall be paid by the Company and all costs and expenses incurred in connection with the consummation of the transactions contemplated by this Agreement by the Subsidiary shall be paid by the Subsidiary.

            Section 6.5. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, nothing in this Agreement except as set forth in Article V hereof, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

            Section 6.6. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon the earlier of delivery thereof if by hand or upon receipt if sent by mail (registered or certified mail, postage prepaid, return receipt requested) or on the second next business day after deposit if sent by a recognized overnight delivery service or upon transmission if sent by telecopy or facsimile transmission (with request of assurance of receipt in a manner customary for communication of such type) as follows:

(s)       If to Purchaser to:

             Molex Incorporated
             2222 Wellington Court
             Lisle, Illinois  60532
             Attn: Louis Hecht, Corporate Secretary and General Counsel Thomas Lee, Vice President, New Ventures & Acquisitions
                          Telecopy: (630) 969-1352

          with a copy to:

             Sonnenschein Nath & Rosenthal
             8000 Sears Tower
             233 S. Wacker Drive
             Chicago, Illinois  60606
             Attn:  Michael M. Froy, Esq.
             Telecopy:  (312) 876-7934



(t)       if to the Company or the Subsidiary, to:

             Lumenon Innovative Lightwave Technology, Inc.
             9060 Ryan Avenue

             Dorval, Quebec H9P 2M8, Canada
             Attn: Iraj Najafi
             Telecopy:  (514) 631-0053

          with a copy to:

             De Grandepre Chaurette Levesque
             2000 McGill College Avenue
             Suite 1600
             Montreal, Quebec H3A 3H3, Canada
             Attn: Pierre Barnard
             Telecopy:  (514) 499-0469

            Sectopm 6.7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts-of-laws rules thereof.

            Section 6.8. Jurisdiction and Venue. Each party hereto hereby agrees that any proceeding relating to this Agreement or any of the Additional Agreements shall be brought exclusively in a state court of Illinois or a federal court located in Illinois. Each party hereto hereby consents to personal jurisdiction in any such action brought in any such Illinois or federal court, consents to service of process by registered mail made upon such party and such party's agent and waives any objection to venue in any such Illinois or federal court and any claim that any such Illinois or federal court is an inconvenient forum.

            Section 6.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

            Section 6.11. Headings. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement.

            Certain Definitions.  For purposes of this Agreement, the term:

(a) "Additional Agreements" shall mean (i) the Teaming Agreement, (ii) the Services Common Stock Purchase Warrant in substantially the form attached hereto as Exhibit 6.11(ii), (iii) the Cash Common Stock Purchase Warrant in substantially the form attached hereto as Exhibit 6.11(iii), (iv) a Stock Restriction Agreement among the Company, Purchaser and certain Stockholders in substantially the form attached hereto as Exhibit 6.11(iv), (v) a Registration Rights Agreement among the Company, Purchaser and certain Stockholders in substantially the form attached hereto as Exhibit 6.11(v) and (vi) all other agreements and documents accompanying the foregoing;

(b) "Affiliate" shall mean (i) a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, another Person and (ii) any parent, spouse, lineal descendant or adopted child of a Person specified in clause (i), any spouse or adopted child of any such descendant or any child of such spouse, the executors, administrators, conservators or personal representatives of any Person referred to in this clause

(ii) and any Person which, directly or indirectly, is owned or controlled by one or more of the Persons referred to in this clause (ii);

(c) "Affiliated Group" means any affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated or unitary group under state, local or foreign income Tax law) of which the Company or any of its Affiliates is or has been a member;

(d) "Capital Expenditures" shall mean with respect to any Person, for any period, the aggregate of all expenditures, whether paid in cash or accrued as liabilities during that period and including that portion of Capital Leases that is capitalized on the balance sheet of such Person during such period that, in conformity with GAAP, are required to be included in or reflected by the property, plant or equipment or similar fixed asset accounts reflected in the combined and consolidated balance sheet of such Person (including equipment which is purchased simultaneously with the trade-in of existing equipment owned by such Person to the extent of the gross amount of such purchase price less the book value of the equipment being traded in at such time), but excluding expenditures made in connection with the replacement or restoration of assets, to the extent reimbursed or financed from insurance proceeds paid on account of the loss of or damage to the assets being replaced or restored, or from awards of compensation arising from the taking by condemnation of eminent domain of such assets being replaced;

(e) "Capital Lease" shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person;

(f) "Claims" shall mean all pending and threatened claims, actions, causes of action, demands, orders, notices, suits, grievances, proceedings, disputes, arbitrations, inquiries and investigations;

(g) "Environmental Claim" shall mean any Claim (written or oral) by any Person or any Governmental Authority alleging potential Liability or obligations (including potential Liability or obligations for or requirement to incur investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (i) the presence, release or threatened release into the environment, of any Materials of Environmental Concern at any location, whether or not owned or operated by the Company or the Subsidiary, or
(ii) circumstances forming the basis of any violation, potential violation or alleged violation, or Liability, potential Liability or alleged Liability, under any Environmental Law;

(h) "Environmental Laws" shall mean all Rules and permit conditions relating to pollution or protection of human health or the environment (including ambient air, indoor air, surface water, ground water, land surface or subsurface strata), including Rules relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern;

(i) "ERISA Affiliate" shall mean any corporation or other Person which is a member of the same controlled group (within the meaning of Section 414(b) of the Code) of corporations or other Persons as the Company or the Subsidiary, or which is under common control (within the meaning of Section 414(c) of the Code) with the Company or the Subsidiary, or any corporation or other Person which is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) with the Company or the Subsidiary, or any corporation or other Person which is required to be aggregated with the Company or the Subsidiary pursuant to Section 414(o) of the Code or the regulations promulgated under Sections 414(b), (c),
(m) or (o) of the Code;

(j) "Governmental Authority" shall mean any court (whether of the federal government of the United States or of the Commonwealth of Canada, or any state or province or any local or foreign court or otherwise), any arbitration or other alternative dispute mechanism, any government or governmental department, agency, board, commission, bureau or instrumentality of the United States, the Commonwealth of Canada, any state or province, any local or foreign entity and any other regulatory authority;

(k) "Knowledge" (or any form of such term, such as "Knows" or "Known") as used in this Agreement with respect to a party's awareness of the presence or absence of a fact, event or condition shall mean (i) the actual knowledge of such Person after due inquiry, and in the case of any Person other than an individual, any director, officer, shareholder (beneficial or of record), managing director, partner, trustee or similar individual of such Person plus (ii) the knowledge that should be obtained by a party conducting itself reasonably and with sound discretion in the management of its own affairs;

(l) "Know-how" shall mean laboratory journals, specialized knowledge (including product knowledge and use and application knowledge), trade secrets, formulae, product formulations, recipes, processes, product designs, specifications, quality control, procedures, manufacturing, engineering and other drawings, computer data bases and software, technology, other intangibles, technical information, safety information, engineering data and design and engineering specifications, research records, market surveys and all promotional literature, customer and supplier lists and similar data;

(m) "Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes;

(n) "Liens" shall mean all title defects, charges, claims, restrictions, liens, pledges, security interests, hypotheces, privileges, priorities, mortgages, tenancies and other possessory interests, conditional sale or other title retention agreements, assessments, easements, rights of way, covenants, restrictions, rights of first refusal, encroachments and other burdens, options, restrictions or encumbrances of any kind;


(o) "Materials of Environmental Concern" shall mean chemicals or other substances subject to regulation pursuant to Environmental Laws, including pollutants, contaminants, wastes, by products, toxic substances, radionuclides, polychlorinated biphenyls, asbestos, petroleum (including crude oil or any fraction thereof) and petroleum products;

(p) "Patents" shall mean patents (including all reissues, reexaminations, divisions, continuations, continuations in part and extensions thereof), utility models, patent applications and patent disclosures docketed;

(q) "Person" shall mean an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or, as applicable, any other entity;

(r) "Plan" shall mean each bonus, pension, retirement, savings, stock option, stock purchase, stock bonus, benefit, welfare, profit sharing, retirement, disability, vacation, severance, hospitalization, insurance, incentive, deferred compensation and other similar fringe or employee benefit plans, funds, programs or arrangements, all employment contracts or executive compensation agreements, and all collective bargaining agreements whether written or oral and whether formal or informal and each other "employee benefit plan" (within the meaning of Section 3(3) of ERISA);

(s) "Primary  Stockholders"  means Najafi  Holding,  Inc. and Andrewma  Holding,
Inc.;

(t) "Proprietary Rights" shall mean (i) Patents, (ii) Trademarks, (iii) Trade Names, (iv) Know-how, (v) rights in trade dress and packaging and (vi) shop rights, copyrights, inventions, trade secrets, service marks and all other intellectual property rights, in each case whether registered or not and in each case wherever such rights exist throughout the world, and including the right to recover for any past infringement;

(u) "Rules" shall mean any statute, law, code, ordinance, rule, regulation, judgment, writ, decree, injunction, order, concession, grant, franchise, permit or license or other governmental or regulatory authorization or approval of the United States, the Commonwealth of Canada, any state or province, or any local or foreign entity applicable to the Company, the Subsidiary or any of the Stockholders or any of their respective assets, properties or operations or any Plan;

(v) "Tax" or "Taxes" shall mean any United States federal, Canadian, state, province, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, real property gains, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever, including any interest, penalties or additions to tax or additional amounts in respect of the foregoing; the foregoing shall include any transferee or secondary liability for a Tax and any liability assumed by agreement or arising as a result of being (or ceasing to be) a member of any Affiliated Group (or being included (or required to be included) in any Tax Return relating thereto);

(w) "Tax Return" shall mean any return, declaration, report, claim for refund, information return or other document (including any related or supporting schedule, statement or information) filed or required to be filed in connection with the determination, assessment or collection of any Tax of any party or the administration of any laws, regulations or administrative requirements relating to any Tax;

(x) "Stockholder" shall mean any Person owning Common Stock;

(y) "Trademarks" shall mean trademarks, service marks, brand marks, registrations thereof, pending applications for registration thereof, and such unregistered rights which are used in the business of the Company or the Subsidiary; and

(z) "Trade Names" shall mean (i) trade names and other identifying names, (ii) brand names, and (iii) logos and all other names and slogans used in the business of the Company or the Subsidiary.

            Sectoin 6.12. Entire Agreement. This Agreement (including all Exhibits and Schedules attached hereto and incorporated by reference herein) and the documents and instruments referred to herein, and the other agreements included in or contemplated by the exhibits hereto (the "Other Agreements") embody the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein or therein. This Agreement (including all Exhibits and Schedules attached hereto and incorporated by reference herein) and the Other Agreements supersede all prior agreements and understandings between the parties with respect to such subject matter.

            Section 6.13. Assignment. This Agreement shall not be assigned by operation of law or otherwise, except that it may be assigned by Purchaser to one or more of its Affiliates who agree in writing to be bound by the provisions hereof; provided, that Purchaser remains obligated under this Agreement. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

            Secton 6.14. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Person.

            Section 6.15. WAIVERS OF TRIAL BY JURY. EACH OF THE COMPANY, THE STOCKHOLDERS AND PURCHASER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE ADDITIONAL AGREEMENTS, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed as of the day and year first above written.

LUMENON INNOVATIVE LIGHTWAVE        LILT CANADA INC.
INC.



By:   /S/  S. Iraj Najafi
   -----------------------------------------------------------------------------
Name:   S. Iraj Najafi
     ---------------------------------------------------------------------------
Title:  President
      --------------------------------------------------------------------------

MOLEX INCORPORATED



By: /s/ Thomas S. Lee
   -------------------------------------
Name: Thomas S. Lee
     -----------------------------------
Title:  V.P. New Ventures & Acquisitions
      ----------------------------------